Exhibit 21

CAESARS ENTERTAINMENT CORPORATION
LIST OF SUBSIDIARIES
As of March 7, 2018

Name	Jurisdiction of Incorporation
190 Flamingo, LLC	Nevada
1300 WSED, LLC	Delaware
1301 WSED, LLC	Maryland
3535 LV Corp.	Nevada
3535 LV Newco, LLC	Delaware
3708 Las Vegas Boulevard, LLC (1)	Delaware
AC Conference Holdco., LLC	Delaware
AC Conference Newco., LLC	Delaware
AJP Holdings, LLC	Delaware
AJP Parent, LLC	Delaware
Aster Insurance Ltd.	Bermuda
B I Gaming Corporation	Nevada
Bally's Las Vegas Manager, LLC	Delaware
Bally's Midwest Casino, Inc.	Delaware
Bally's Park Place, LLC	New Jersey
Baluma Holdings S.A. (2)	Bahamas
Baluma Ltda.	Brazil
Benco, LLC	Nevada
BL Development Corp.	Minnesota
Boardwalk Regency LLC	New Jersey
BPP Providence Acquisition Company, LLC	Delaware
Brussels Casino S.A.	Belgium
Burlington Street Services Limited	England/Wales
CA Hospitality Holding Company, Ltd.	British Virgin Islands
Caesars Asia Limited	Hong Kong
Caesars Bahamas Investment Corporation	Bahamas
Caesars Bahamas Management Corporation	Bahamas
Caesars Baltimore Acquisition Company, LLC	Delaware
Caesars Baltimore Investment Company, LLC	Delaware
Caesars Baltimore Management Company, LLC	Delaware
Caesars Enterprise Services, LLC (3)	Delaware
Caesars Entertainment FC LLC	Nevada
Caesars Entertainment Japan, LLC	Delaware
Caesars Entertainment Resort Properties Finance, Inc.	Delaware
Caesars Entertainment Resort Properties Holdco, LLC	Delaware
Caesars Entertainment Services (UK) Ltd.	United Kingdom
Caesars Entertainment UK Ltd.	United Kingdom
Caesars Entertainment Windsor Limited	Canada
Caesars Europe Development, LLC	Delaware
Caesars Florida Acquisition Company, LLC	Delaware
Caesars Growth Bally's LV, LLC	Delaware
Caesars Growth Baltimore Fee, LLC	Delaware
Caesars Growth Bonds, LLC	Delaware
Caesars Growth Cromwell, LLC	Delaware

Name	Jurisdiction of Incorporation
Caesars Growth Harrah's New Orleans, LLC	Delaware
Caesars Growth Laundry, LLC	Delaware
Caesars Growth Partners, LLC	Delaware
Caesars Growth PH, LLC	Delaware
Caesars Growth PH Fee, LLC	Delaware
Caesars Growth Properties Finance, Inc.	Delaware
Caesars Growth Properties Parent, LLC	Delaware
Caesars Growth Quad, LLC	Delaware
Caesars Interactive Entertainment New Jersey, LLC	Delaware
Caesars Interactive Entertainment, LLC	Delaware
Caesars Korea Holding Company, LLC	Delaware
Caesars Korea Services, LLC	Delaware
Caesars License Company, LLC	Nevada
Caesars Linq, LLC	Delaware
Caesars Marketing Services LLC	Nevada
Caesars Massachusetts Acquisition Company, LLC	Delaware
Caesars Massachusetts Investment Company, LLC	Delaware
Caesars New Jersey, LLC	New Jersey
Caesars Octavius, LLC	Delaware
Caesars Ohio Acquisition, LLC	Delaware
Caesars Ohio Investment, LLC	Delaware
Caesars Ontario Holding, Inc.	Canada
Caesars Palace LLC	Delaware
Caesars Palace Realty LLC	Nevada
Caesars Resort Collection, LLC	Delaware
Caesars Riverboat Casino, LLC	Indiana
Caesars Spain Holdings Limited	England/Wales
Caesars Tournament, LLC	Delaware
Caesars Trex, Inc.	Delaware
Caesars United Kingdom, Inc.	Nevada
Caesars World International Corporation (S) PTE, Ltd.	Singapore
Caesars World International Far East Limited	Hong Kong
Caesars World, LLC	Florida
Caesars World Marketing LLC	New Jersey
Caesars World Merchandising, LLC	Nevada
California Clearing Corporation	California
Casanova Club Limited	England/Wales
Casino Computer Programming, Inc.	Indiana
CBAC Borrower, LLC	Delaware
CBAC Gaming, LLC (4)	Delaware
CBAC Holding Company, LLC	Delaware
CCLV Holding, LLC	Delaware
CEOC, LLC	Delaware
CGP 3708 Las Vegas Boulevard, LLC	Delaware
CH Management Company, Ltd.	Hong Kong
Chester Downs and Marina LLC	Pennsylvania
Chester Facility Holding Company, LLC	Delaware
Christian County Land Acquisition Company, LLC	Delaware

Name	Jurisdiction of Incorporation
CIE Growth, LLC	Delaware
Cinderlane, Inc.	Nevada
Consolidated Supplies, Services and Systems	Nevada
Corby Leisure Retail Development Limited	England/Wales
Corner Investment Company, LLC	Nevada
Corner Investment Company Newco, LLC	Nevada
CPLV Manager, LLC	Delaware
Creator Capital Limited (5)	Bermuda
CR Baltimore Holdings, LLC (6)	Delaware
CRC Escrow Holdings, LLC	Delaware
CRC Finco, Inc.	Delaware
Cromwell Manager, LLC	Delaware
Culembourg Metropole Casino (Pty) Limited	South Africa
CZL Investment Company, LLC	Delaware
Dagger Holdings Limited	England/Wales
Des Plaines Development Limited Partnership (7)	Delaware
Desert Palace, LLC	Nevada
Double Deuce Studios, LLC	Delaware
Durante Holdings, LLC	Nevada
Eastside Convention Center, LLC	Delaware
Emerald Safari Resort (Pty) Limited (8)	South Africa
Entertainment RMG Canada, Inc.	Canada
FHR Newco, LLC	Delaware
Flamingo CERP Manager, LLC	Nevada
Flamingo Las Vegas Operating Company, LLC	Nevada
Flamingo-Laughlin, Inc.	Nevada
Flamingo-Laughlin Newco, LLC	Delaware
GB Investor, LLC	Delaware
GCI Spinco, LLC	Delaware
Golden Nugget Club Limited	England/Wales
Grand Casinos of Biloxi, LLC	Minnesota
Grand Casinos of Mississippi, LLC - Gulfport	Mississippi
Grand Casinos, Inc.	Minnesota
HAC CERP Manager, LLC	New Jersey
Harrah South Shore Corporation	California
Harrah's (Barbados) SRL	Barbados
Harrah's Activity Limited	England/Wales
Harrah's Arizona Corporation	Nevada
Harrah's Atlantic City Mezz 1, LLC	Delaware
Harrah's Atlantic City Mezz 2, LLC	Delaware
Harrah's Atlantic City Mezz 3, LLC	Delaware
Harrah's Atlantic City Mezz 4, LLC	Delaware
Harrah's Atlantic City Mezz 5, LLC	Delaware
Harrah's Atlantic City Mezz 6, LLC	Delaware
Harrah's Atlantic City Mezz 7, LLC	Delaware
Harrah's Atlantic City Mezz 8, LLC	Delaware
Harrah's Atlantic City Mezz 9, LLC	Delaware
Harrah's Atlantic City Operating Company, LLC	New Jersey

Name	Jurisdiction of Incorporation
Harrah's Atlantic City Propco, LLC	Delaware
Harrah's BC, Inc.	Delaware
Harrah's Bossier City Investment Company, LLC	Louisiana
Harrah's Bossier City Management Company, LLC	Nevada
Harrah's Chester Downs Investment Company, LLC	Delaware
Harrah's Chester Downs Management Company, LLC	Nevada
Harrah's Entertainment Limited	England/Wales
Harrah's Illinois LLC	Nevada
Harrah's Interactive Investment Company	Nevada
Harrah's International C.V.	The Netherlands
Harrah's International Holding Company, Inc.	Delaware
Harrah's Iowa Arena Management, LLC	Delaware
Harrah's Las Vegas, LLC	Nevada
Harrah's Laughlin, LLC	Nevada
Harrah's Management Company	Nevada
Harrah's Maryland Heights Operating Company	Nevada
Harrah's NC Casino Company, LLC	North Carolina
Harrah's New Orleans Management Company, LLC	Nevada
Harrah's North Kansas City LLC	Missouri
Harrah's Operating Company Memphis, LLC	Delaware
Harrah's Shreveport Investment Company, LLC	Nevada
Harrah's Shreveport Management Company, LLC	Nevada
Harrah's Shreveport/Bossier City Holding Company, LLC	Delaware
Harrah's Shreveport/Bossier City Investment Company, LLC	Delaware
Harrah's Southwest Michigan Casino Corporation	Nevada
Harveys BR Management Company, Inc.	Nevada
Harveys Iowa Management Company, LLC	Nevada
Harveys Tahoe Management Company, LLC	Nevada
HBR Realty Company, LLC	Nevada
HCAL, LLC	Nevada
HCR Services Company, Inc.	Nevada
HEI Holding C.V.	The Netherlands
HEI Holding Company One, Inc.	Nevada
HEI Holding Company Two, Inc.	Nevada
HET International 1 B.V.	The Netherlands
HET International 2 B.V.	The Netherlands
HIE Holdings Topco, Inc.	Delaware
HIE Holdings, Inc.	Delaware
HLV CERP Manager, LLC	Nevada
Hole in the Wall, LLC	Nevada
Homerun Russia	Russia Federation
Horseshoe Cincinnati Management, LLC	Delaware
Horseshoe Cleveland Management, LLC	Delaware
Horseshoe Entertainment	Louisiana
Horseshoe Gaming Holding, LLC	Delaware
Horseshoe GP, LLC	Nevada
Horseshoe Hammond, LLC	Indiana
Horseshoe Ohio Development, LLC	Delaware

Name	Jurisdiction of Incorporation
HTM Holding, LLC	Nevada
Inter Casino Management (Egypt) Limited	Isle of Man
Jazz Casino Company, LLC	Louisiana
JCC Fulton Development, LLC	Louisiana
JCC Holding Company II, LLC	Delaware
JGB Vegas Retail Lessee, LLC (9)	Nevada
Joliet Manager, LLC	Delaware
Koval Holdings Company, LLC	Delaware
Koval Investment Company, LLC	Nevada
LAD Hotel Partners, LLC (10)	Louisiana
Laughlin CERP Manager, LLC	Nevada
Laundry Newco, LLC	Delaware
LCI (Overseas) Investments Pty Ltd.	South Africa
LCI plc	England/Wales
Lifeboat, Inc.	Louisiana
London Clubs (Overseas) Limited	England/Wales
London Clubs Brighton Limited	England/Wales
London Clubs Glasgow Limited	Scotland
London Clubs Holdings Limited	England/Wales
London Clubs International Limited	England/Wales
London Clubs Leeds Limited	England/Wales
London Clubs Limited	England/Wales
London Clubs LSQ Limited	England/Wales
London Clubs Management Limited	England/Wales
London Clubs Manchester Limited	England/Wales
London Clubs Nottingham Limited	England/Wales
London Clubs Poker Room Limited	England/Wales
London Clubs South Africa Limited	England/Wales
London Clubs Southend Limited	England/Wales
London Clubs Trustee Limited	England/Wales
LVH Corporation	Nevada
LVH Newco, LLC	Delaware
Martial Development Corp.	New Jersey
New Gaming Capital Partnership	Nevada
New Robinson Property Group LLC	Delaware
Non-CPLV Manager, LLC	Delaware
Ocean Showboat, Inc.	New Jersey
Octavius/Linq Intermediate Holding, LLC	Delaware
Parball LLC	Nevada
Parball Newco, LLC	Delaware
Paris CERP Manager, LLC	Nevada
Paris Las Vegas Operating Company, LLC	Nevada
Park Place Finance, ULC	Nova Scotia
PH Employees Parent, LLC	Delaware
PHW Investments, LLC	Delaware
PHW Las Vegas, LLC	Nevada
PHW Manager, LLC	Nevada
PHWLV, LLC	Nevada

Name	Jurisdiction of Incorporation
Playboy Club (London) Limited	England/Wales
Players Bluegrass Downs, LLC	Kentucky
Players Development, LLC	Nevada
Players Holding, LLC	Nevada
Players International, LLC	Nevada
R Casino Limited	England/Wales
R Club (London) Limited	England/Wales
Reno Crossroads, LLC	Delaware
RFCZ (UK) Ltd. (11)	England
Rio CERP Manager, LLC	Nevada
Rio Properties, LLC	Nevada
Rio Property Holding, LLC	Nevada
Robinson Property Group LLC	Mississippi
Roman Entertainment Corporation of Indiana	Indiana
Roman Holding Company of Indiana, LLC	Indiana
Romulus Risk and Insurance Company, Inc.	Nevada
Showboat Atlantic City Operating Company, LLC	New Jersey
Showboat Atlantic City Propco, LLC	Delaware
Showboat Holding, LLC	Nevada
Southern Illinois Riverboat/Casino Cruises, LLC	Illinois
Sterling Suffolk Racecourse, LLC (12)	Massachusetts
The Caesars Foundation	Nevada
The Quad Manager, LLC	Delaware
The Sportsman Club Limited	England/Wales
Thistledown Management, LLC	Delaware
TRB Flamingo, LLC	Nevada
TSP Owner, LLC	Delaware
Tunica Roadhouse LLC	Delaware
Twain Avenue, Inc.	Nevada
Vegas Development Land Owner, LLC	Delaware
Windsor Casino Limited	Canada
Winnick Holdings, LLC	Delaware
Winnick Parent, LLC	Delaware
Woodbury Casino, LLC	Delaware

[1]	50% CGP 3708 Las Vegas Boulevard, LLC; 50% non-affiliate
[2]	11.46% B I Gaming Corporation; 88.54% Harrah's International Holding Company, Inc.
[3]	69% CEOC, LLC; 31% Caesars Resort Collection, LLC
[4]	69.90% CR Baltimore Holdings, LLC; 30.10% third party shareholders
[5]	7.5% Harrah's Interactive Investment Company; 92.5% non-affiliate
[6]	58.51 Caesars Baltimore Investment Company, LLC; 41.49% non-affiliate
[7]	80% Harrah's Illinois Corporation; 20% non-affiliate
[8]	70% LCI (Overseas) Investments Pty Ltd.; 30% non-affiliate
[9]	10.1% GB Investor, LLC; 89.9% non- affiliate
[10]	49% Harrah's Bossier City Investment Company, LLC; 51% non-affiliate
[11]	50% Caesars Korea Holding Company, LLC; 50% non-affiliate
[12]	4.2% Caesars Massachusetts Investment Company, LLC; 95.8% non-affiliate